EXHIBIT 10.2

Execution Version
AMENDMENT NO. 2 to AMENDED AND RESTATED CREDIT AGREEMENT
This Amendment No. 2 (this “Amendment”), dated as of June 26, 2024, is entered into by and among PROPETRO HOLDING CORP., a Delaware corporation (“Holdings”), PROPETRO SERVICES, INC., a Texas corporation (the “Borrower”), each Lender party hereto and BARCLAYS BANK PLC, in its capacity as administrative agent for the Lenders (in such capacity, the “Agent”). This Amendment amends that certain Amended and Restated Credit Agreement, dated as of April 13, 2022 (as amended prior to the date hereof, the “Credit Agreement”), entered into by and among Holdings, the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”) and Letter of Credit Issuers, the Agent and the other parties named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).
W I T N E S S E T H:
WHEREAS, the Borrower wishes to make certain amendments to the Credit Agreement on the terms set forth herein; and
WHEREAS, in accordance with Section 12.1(a)(i) of the Credit Agreement, the Credit Agreement may be amended, supplemented or modified in writing signed by the Required Lenders, the Agent and the Borrower.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
Section 1.Amendment to the Credit Agreement.
On the Amendment No. 2 Effective Date, the Lenders party hereto, in accordance with Section 12.1(a)(i) of the Credit Agreement, agree that:
Section 1.1 of the Credit Agreement is hereby amended by amending clause (t)(i)(C)(y) of the definition of “Permitted Disposition” to replace the phrase “1.5% of Consolidated Total Assets” therein with the phrase “3.0% of Consolidated Total Assets”.
Section 2.Conditions Precedent to the Effectiveness of this Amendment.
This Amendment shall become effective as of the date when, and only when, the following conditions precedent have been satisfied (such date, the “Amendment No. 2 Effective Date”):
(a)    The Agent shall have received counterparts of this Amendment duly executed by (1) the Borrower, (2) Holdings, (3) the Agent and (4) the Required Lenders.
(b)    The Agent shall have received payment of all unpaid fees and expenses owing in connection with this Amendment, including, without limitation, the reasonable and documented fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel to the Agent.

EXHIBIT 10.2

(c)    Immediately prior to and immediately after the Amendment No. 2 Effective Date, no Default or Event of Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.
(d)    The representations and warranties of the Borrower contained in Section 3 hereof shall be true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.
Section 3.Representations and Warranties.
On and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Agent and each of the Lenders as follows:
(a)Each of Holdings and the Borrower has the power and authority to execute, deliver and perform this Amendment. Each of Holdings and the Borrower has taken all necessary corporate action (including obtaining approval of its shareholders, if necessary) to authorize its execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by each of Holdings and the Borrower, and constitutes the legal, valid and binding obligations of each of Holdings and the Borrower, enforceable against each of Holdings and the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, winding up, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at Law) and an implied covenant of good faith and fair dealing. Each of Holdings and the Borrower’s execution, delivery and performance of this Amendment does not (x) conflict with, or constitute a violation or breach of, the terms of (a) any contract, mortgage, lease, agreement, indenture, or instrument to which Holdings or the Borrower is a party or which is binding upon it, (b) any Requirement of Law applicable to Holdings or the Borrower, or (c) any Organization Document of Holdings or the Borrower in any respect that would reasonably be expected to have a Material Adverse Effect or (y) result in the imposition of any Lien upon the property of Holdings or the Borrower by reason of any of the foregoing;
(b)The representations and warranties contained in Article VII of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect is true and correct in all respects) on and as of the Amendment No. 2 Effective Date as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date, in which case such representations and warranties were true and correct in all material respects as of such prior date; and
(c)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment, other than (i) those that have been obtained or made and are in full force and effect and (ii) where failure to obtain, effect or make any such approval, consent, exemption,

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authorization, or other action, notice or filing would not reasonably be expected to have a Material Adverse Effect.
Section 4.Reference to and Effect on the Loan Documents.
(a)As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Amended Credit Agreement, and this Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument.
(b)Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall not constitute a novation of the Credit Agreement.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)This Amendment shall constitute a Loan Document under the terms of the Amended Credit Agreement.
(e)The (i) Borrower, by its signature below, hereby affirms and confirms its Guaranty of the Guaranteed Obligations (as defined in the Guarantee Agreement) pursuant to the Guarantee Agreement and acknowledges and agrees that such Guaranty shall continue in full force and effect in respect of, and to secure, such Guaranteed Obligations under the Guarantee Agreement and the other Loan Documents and (ii) Borrower and Holdings, by their respective signatures below, hereby affirm and confirm the pledge of and/or grant of a security interest in their assets which are Collateral to secure the Obligations, all as provided in the Security Documents, and acknowledge and agree that such pledge and/or grant shall continue in full force and effect in respect of, and to secure, such Obligations under the Amended Credit Agreement and the other Loan Documents.
Section 5.Fees and Expenses.
The Borrower agrees to pay all reasonable and documented or invoiced out-of-pocket costs and expenses of the Agent and the Lenders in connection with this Amendment to the extent required by Section 14.7 of the Amended Credit Agreement.
Section 6.Counterparts.
This Amendment may be executed in any number of counterparts, and by the Agent, the Lenders party hereto and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment may be executed by facsimile or other

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electronic communication and the effectiveness of this Amendment and the and signatures thereon shall have the same force and effect as manually signed originals and shall be binding on all parties thereto. The Agent may require that any such signatures be confirmed by a manually-signed original thereof, provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or other electronic signature. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Barclays to accept electronic signatures in any form or format without its prior written consent.
Section 7.Governing Law.
The governing law, choice of forum and service of process provisions of Section 14.3 of the Amended Credit Agreement shall apply to this Amendment mutatis mutandis.
Section 8.Notices.
All communications and notices hereunder shall be given as provided in Section 14.8 of the Amended Credit Agreement.
Section 9.Waiver of Jury Trial.
The waiver of jury trial provisions of Section 14.4 of the Amended Credit Agreement shall apply to this Amendment mutatis mutandis.
Section 10.Indemnification of the Agent, the Collateral Agent and the Lenders; Limitation of Liability
The indemnification provisions of Section 14.10 of the Amended Credit Agreement and the limitation of liability provisions of Section 14.11 of the Amended Credit Agreement shall apply to this Amendment mutatis mutandis.
[Signature pages follow.]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

PROPETRO SERVICES, INC., as the Borrower
By:    /s/ David Schorlemer
    Name: David Schorlemer
    Title: Chief Financial Officer
[ProPetro – Amendment No. 2]

PROPETRO HOLDING CORP., as Holdings
By:    /s/ David Schorlemer
    Name: David Schorlemer
    Title: Chief Financial Officer
[ProPetro – Amendment No. 2]

BARCLAYS BANK PLC, as Agent and as a Lender
By:    /s/ Koruthu Mathew
    Name:    Koruthu Mathew
    Title:    VP
[ProPetro – Amendment No. 2]

JPMorgan Chase Bank, N.A., as a Lender
By:    /s/ Jon Eckhouse
    Name:    Jon Eckhouse
    Title:    Authorized Officer

[ProPetro – Amendment No. 2]

BANK OF AMERICA, N.A., as a Lender
By:    /s/ Griffin Bayoud
    Name:    Griffin Bayoud
    Title:    Vice President

[ProPetro – Amendment No. 2]

Goldman Sachs Bank USA, as a Lender
By:    /s/ Priyankush Goswami
    Name:    Priyankush Goswami
    Title:    Authorized Signatory

[ProPetro – Amendment No. 2]